UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY	10041
(Address of principal executive offices)	(Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code:

                                                 Funds Investor Services 1-800-822-5544

                                                                             or

                                                 Institutional Shareholder Services 1-888-425-6432

Date of fiscal year end: December 31,

Date of reporting period: June 30, 2009

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

SEMI-ANNUAL REPORT / JUNE 30, 2009

Legg Mason Partners

Capital Fund

Managed by	CLEARBRIDGE ADVISORS

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks capital appreciation through investment in securities which the portfolio managers believe have above-average capital appreciation potential.

Fund name change

During the fourth quarter of 2009, it is expected that the Fund’s name will change to Legg Mason ClearBridge Capital Fund. There will be no changes in the Fund’s investment objectives or investment policies as a result of the name change.

What’s inside

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and ClearBridge Advisors, LLC (“ClearBridge”) is the Fund’s subadviser. LMPFA and ClearBridge are wholly-owned subsidiaries of Legg Mason, Inc.

Letter from the chairman

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

The U.S. economy remained weak during the six-month reporting period ended June 30, 2009. Looking back, the U.S. Department of Commerce reported that third and fourth quarter 2008 U.S. gross domestic product (“GDP”)i contracted 2.7% and 5.4%, respectively. Economic contraction has continued in 2009 as GDP fell 6.4% during the first quarter and the advance estimate for the second quarter is a 1.0% decline. The economy’s more modest contraction in the second quarter was due, in part, to smaller declines in exports and business spending.

The U.S. recession, which began in December 2007, now has the dubious distinction of being the lengthiest since the Great Depression. Contributing to the economy’s troubles has been extreme weakness in the labor market. Since December 2007, approximately six and a half million jobs have been shed and we have experienced eighteen consecutive months of job losses. In addition, the unemployment rate continued to move steadily higher, rising from 9.4% in May to 9.5% in June 2009, to reach its highest rate since August 1983.

Another strain on the economy, the housing market, may finally be getting closer to reaching a bottom. After plunging late in 2008, new single-family home starts have been fairly stable in recent months and, while home prices have continued to fall, the pace of the decline has moderated somewhat. Other recent economic news also seemed to be “less negative.” Inflation remained low, manufacturing contracted at a slower pace and inventory levels were drawn down.

Ongoing issues related to the housing and subprime mortgage markets and seizing credit markets prompted the Federal Reserve Board (“Fed”)ii to take aggressive and, in some cases, unprecedented actions. After reducing the federal funds rateiii from 5.25% in August 2007 to a range of 0 to 1/4 percent in December 2008 — a historic low — the Fed has maintained this stance thus far in 2009. In conjunction with its June meeting, the Fed stated that it “will maintain the target range for the federal funds rate at 0 to 1/4 percent and continues to anticipate that economic conditions are likely to warrant exceptionally low levels of the federal funds rate for an extended period.”

Legg Mason Partners Capital Fund	I

Letter from the chairman continued

In addition to maintaining extremely low short-term interest rates, the Fed took several actions to improve liquidity in the credit markets. Back in September 2008, it announced an $85 billion rescue plan for ailing AIG and pumped $70 billion into the financial system as Lehman Brothers’ bankruptcy and mounting troubles at other financial firms roiled the markets. More recently, the Fed has taken additional measures to thaw the frozen credit markets, including the purchase of debt issued by Fannie Mae and Freddie Mac, as well as introducing the Term Asset-Backed Securities Loan Facility (“TALF”). In March 2009, the Fed continued to pursue aggressive measures as it announced its intentions to:

•	Purchase up to an additional $750 billion of agency mortgage-backed securities, bringing its total purchases of these securities to up to $1.25 trillion in 2009.

•	Increase its purchases of agency debt this year by up to $100 billion to a total of up to $200 billion.

•	Buy up to $300 billion of longer-term Treasury securities over the next six months.

The U.S. Department of the Treasury has also taken an active role in attempting to stabilize the financial system, as it orchestrated the government’s takeover of mortgage giants Fannie Mae and Freddie Mac in September 2008. In October, the Treasury’s $700 billion Troubled Asset Relief Program (“TARP”) was approved by Congress and signed into law by former President Bush. Then, in March 2009, Treasury Secretary Geithner introduced the Public-Private Partnership Investment Program (“PPIP”), which is intended to facilitate the purchase of troubled mortgage assets from bank balance sheets. President Obama has also made reviving the economy a priority in his administration, the cornerstone thus far being the $787 billion stimulus package that was signed into law in February 2009.

Despite an extremely poor start, the U.S. stock market, as measured by the S&P 500 Indexiv (the “Index”), generated a positive return for the six months ended June 30, 2009. Continued fallout from the financial crisis and a rapidly weakening economy caused the market to fall sharply in January and February 2009, with the Index returning -8.43% and -10.65%, respectively. Stock prices continued to plunge in early March, reaching a twelve-year low on March 9th. Stocks then rallied sharply, rising approximately 36% from their March low through the end of June 2009. This rebound was due to a variety of factors, including optimism that the economy was bottoming and that corporate profits would improve as the year progressed. All told, the Index gained 3.16% over the six-month reporting period.

Looking at the U.S. stock market more closely, in terms of market capitalizations, large-, mid- and small-cap stocks, as measured by the Russell 1000v, Russell Midcapvi and Russell 2000vii Indices, returned

II	Legg Mason Partners Capital Fund

4.32%, 9.96% and 2.64%, respectively, during the six-month period ended June 30, 2009. From an investment style perspective, growth and value stocks, as measured by the Russell 3000 Growthviii and Russell 3000 Valueix Indices, returned 11.52% and -3.05%, respectively. This disparity in returns was due, in part, to the strong performance of growth-oriented technology stocks and the weak performance of value-oriented financial stocks.

Performance review

For the six months ended June 30, 2009, Class A shares of Legg Mason Partners Capital Fund, excluding sales charges, returned 20.55%. The Fund’s unmanaged benchmark, the Russell 3000 Indexx, returned 4.20% over the same time frame. The Lipper Multi-Cap Core Funds Category Average1 returned 7.32% for the same period.

PERFORMANCE SNAPSHOT as of June 30, 2009 (excluding sales charges) (unaudited)

6 MONTHS (not annualized)
Capital Fund – Class A Shares	20.55%
Russell 3000 Index	4.20%
Lipper Multi-Cap Core Funds Category Average[1]	7.32%
The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.
Excluding sales charges, Class B shares returned 20.11%, Class C shares returned 20.17% and Class I shares returned 20.77% over the six months ended June 30, 2009. All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower.

TOTAL ANNUAL OPERATING EXPENSES (unaudited)
As of the Fund’s most current prospectus dated April 30, 2009, the gross total operating expense ratios for Class A, Class B, Class C and Class I shares were 1.08%, 1.81%, 1.75% and 0.73%, respectively.
Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended June 30, 2009, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 783 funds in the Fund’s Lipper category, and excluding sales charges.

Legg Mason Partners Capital Fund	III

Letter from the chairman continued

A special note regarding increased market volatility

Dramatically higher volatility in the financial markets has been very challenging for many investors. Market movements have been rapid — sometimes in reaction to economic news, and sometimes creating the news. In the midst of this evolving market environment, we at Legg Mason want to do everything we can to help you reach your financial goals. Now, as always, we remain committed to providing you with excellent service and a full spectrum of investment choices. Rest assured, we will continue to work hard to ensure that our investment managers make every effort to deliver strong long-term results.

We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our enhanced website, www.leggmason.com/individualinvestors. Here you can gain immediate access to many special features to help guide you through difficult times, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

During periods of market unrest, it is especially important to work closely with your financial advisor and remember that reaching one’s investment goals unfolds over time and through multiple market cycles. Time and again, history has shown that, over the long run, the markets have eventually recovered and grown.

Information about your fund

Important information with regard to certain regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

July 31, 2009

IV	Legg Mason Partners Capital Fund

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: Diversification does not assure against loss. Stocks are subject to market fluctuations. Investments in small- and medium-capitalization companies may involve a higher degree of risk and volatility than investments in larger, more established companies. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

[v]

The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

vi

The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index.

vii

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

viii

The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

ix	The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

[x]	The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

Legg Mason Partners Capital Fund	V

Fund at a glance (unaudited)

INVESTMENT BREAKDOWN (%) As a percent of total investments

Legg Mason Partners Capital Fund 2009 Semi-Annual Report	1

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on January 1, 2009 and held for the six months ended June 30, 2009.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

BASED ON ACTUAL TOTAL RETURN[1]
	ACTUAL TOTAL RETURN WITHOUT SALES CHARGES[2]	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	ANNUALIZED EXPENSE RATIO	EXPENSES PAID DURING THE PERIOD[3]
Class A	20.55%	$1,000.00	$1,205.50	1.30%	$7.11
Class B	20.11	1,000.00	1,201.10	2.08	11.35
Class C	20.17	1,000.00	1,201.70	1.98	10.81
Class I	20.77	1,000.00	1,207.70	0.89	4.87

[1]	For the six months ended June 30, 2009.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

[3]

Expenses are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

2	Legg Mason Partners Capital Fund 2009 Semi-Annual Report

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

BASED ON HYPOTHETICAL TOTAL RETURN[1]
	HYPOTHETICAL ANNUALIZED TOTAL RETURN	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	ANNUALIZED EXPENSE RATIO	EXPENSES PAID DURING THE PERIOD[2]
Class A	5.00%	$1,000.00	$1,018.35	1.30%	$6.51
Class B	5.00	1,000.00	1,014.48	2.08	10.39
Class C	5.00	1,000.00	1,014.98	1.98	9.89
Class I	5.00	1,000.00	1,020.38	0.89	4.46

[1]	For the six months ended June 30, 2009.

[2]

Expenses are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Legg Mason Partners Capital Fund 2009 Semi-Annual Report	3

Schedule of investments (unaudited)

June 30, 2009

LEGG MASON PARTNERS CAPITAL FUND
SHARES	SECURITY	VALUE

COMMON STOCKS — 92.4%
CONSUMER DISCRETIONARY — 12.7%
	Hotels, Restaurants & Leisure — 1.7%
162,000	Ctrip.com International Ltd., ADR *	$7,500,600
	Leisure Equipment & Products — 2.8%
4,000,100	Li Ning Co., Ltd.(a)	11,847,464
	Media — 2.5%
1,600,000	WPP PLC(a)	10,637,545
	Specialty Retail — 5.7%
575,000	American Eagle Outfitters Inc.	8,147,750
540,000	CarMax Inc.*	7,938,000
152,000	Sherwin-Williams Co.	8,170,000
	Total Specialty Retail	24,255,750
	TOTAL CONSUMER DISCRETIONARY	54,241,359
CONSUMER STAPLES — 2.0%
	Food & Staples Retailing — 0.0%
466,286	FHC Delaware Inc.(a)(b)*	0
	Household Products — 2.0%
165,000	Procter & Gamble Co.	8,431,500
	TOTAL CONSUMER STAPLES	8,431,500
ENERGY — 12.6%
	Energy Equipment & Services — 6.4%
225,000	Baker Hughes Inc.	8,199,000
100,000	Diamond Offshore Drilling Inc.	8,305,000
1,175,000	ION Geophysical Corp.*	3,019,750
390,000	Weatherford International Ltd.*	7,628,400
	Total Energy Equipment & Services	27,152,150
	Oil, Gas & Consumable Fuels — 6.2%
180,000	Exxon Mobil Corp.	12,583,800
185,000	Newfield Exploration Co.*	6,043,950
350,000	Petrohawk Energy Corp.*	7,805,000
	Total Oil, Gas & Consumable Fuels	26,432,750
	TOTAL ENERGY	53,584,900
FINANCIALS — 14.9%
	Capital Markets — 6.2%
748,000	Charles Schwab Corp.	13,119,920
750,000	Invesco Ltd.	13,365,000
	Total Capital Markets	26,484,920
	Diversified Financial Services — 1.5%
192,300	JPMorgan Chase & Co.	6,559,353

See Notes to Financial Statements.

4	Legg Mason Partners Capital Fund 2009 Semi-Annual Report

LEGG MASON PARTNERS CAPITAL FUND
SHARES	SECURITY	VALUE

	Insurance — 4.3%
443,000	Travelers Cos. Inc.	$18,180,720
	Real Estate Investment Trusts (REITs) — 1.5%
1,800,000	Chimera Investment Corp.	6,282,000
	Thrifts & Mortgage Finance — 1.4%
400,000	People’s United Financial Inc.	6,016,000
	TOTAL FINANCIALS	63,522,993
HEALTH CARE — 14.5%
	Biotechnology — 4.2%
200,000	Celgene Corp.*	9,568,000
150,000	Genzyme Corp.*	8,350,500
	Total Biotechnology	17,918,500
	Health Care Providers & Services — 2.2%
220,000	Mednax Inc.*	9,268,600
	Pharmaceuticals — 8.1%
150,000	Johnson & Johnson	8,520,000
97,000	Roche Holding AG(a)	13,196,729
305,000	Shire Ltd., ADR	12,651,400
	Total Pharmaceuticals	34,368,129
	TOTAL HEALTH CARE	61,555,229
INDUSTRIALS — 14.4%
	Aerospace & Defense — 2.9%
175,000	L-3 Communications Holdings Inc.	12,141,500
	Construction & Engineering — 5.4%
459,800	Quanta Services Inc.*	10,635,174
445,000	Shaw Group Inc.*	12,197,450
	Total Construction & Engineering	22,832,624
	Industrial Conglomerates — 6.1%
490,000	General Electric Co.	5,742,800
390,000	McDermott International Inc.*	7,920,900
479,995	Tyco International Ltd.	12,470,271
	Total Industrial Conglomerates	26,133,971
	TOTAL INDUSTRIALS	61,108,095
INFORMATION TECHNOLOGY — 21.3%
	Communications Equipment — 2.9%
525,000	Juniper Networks Inc.*	12,390,000
	Computers & Peripherals — 4.5%
68,400	International Business Machines Corp.	7,142,328
720,000	Palm Inc.*	11,930,400
	Total Computers & Peripherals	19,072,728

See Notes to Financial Statements.

Legg Mason Partners Capital Fund 2009 Semi-Annual Report	5

Schedule of investments (unaudited) continued

June 30, 2009

LEGG MASON PARTNERS CAPITAL FUND
SHARES	SECURITY	VALUE

	Internet Software & Services — 5.6%
38,000	Google Inc., Class A Shares*	$16,020,420
425,000	VeriSign Inc.*	7,854,000
	Total Internet Software & Services	23,874,420
	IT Services — 2.6%
320,000	Accenture Ltd., Class A Shares	10,707,200
	Semiconductors & Semiconductor Equipment — 1.0%
200,000	ASML Holding NV, New York Registered Shares	4,330,000
	Software — 4.7%
300,000	Blackboard Inc.*	8,658,000
485,000	Check Point Software Technologies Ltd.*	11,382,950
	Total Software	20,040,950
	TOTAL INFORMATION TECHNOLOGY	90,415,298
	TOTAL COMMON STOCKS (Cost — $423,320,553)	392,859,374
FACE AMOUNT
CONVERTIBLE BONDS & NOTES — 2.6%
INDUSTRIALS — 2.6%
	Commercial Services & Supplies — 2.6%
$10,000,000	Covanta Holding Corp., Senior Notes, 3.250% due 6/1/14(c) (Cost — $10,386,292)	10,862,500
	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT (Cost — $433,706,845)	403,721,874
SHORT-TERM INVESTMENT† — 5.1%
	Repurchase Agreement — 5.1%
21,668,000	Interest in $489,946,000 joint tri-party repurchase agreement dated 6/30/09 with Greenwich Capital Markets Inc., 0.080% due 7/1/09; Proceeds at maturity — $21,668,048; (Fully collateralized by various U.S. government agency obligations, 1.750% to 6.625% due 8/18/09 to 2/20/29; Market value — $22,101,474) (Cost — $21,668,000)	21,668,000
	TOTAL INVESTMENTS — 100.1% (Cost — $455,374,845#)	425,389,874
	Liabilities in Excess of Other Assets — (0.1)%	(261,663)
	TOTAL NET ASSETS — 100.0%	$425,128,211

*	Non-income producing security.

(a)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees (See Note 1).

(b)	Illiquid security.

(c)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

†	Under the Statement of Financial Accounting Standards No. 157, all securities are deemed Level 2. Please refer to Note 1 of the Notes to Financial Statements.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviation used in this schedule:
ADR	—American Depositary Receipt

See Notes to Financial Statements.

6	Legg Mason Partners Capital Fund 2009 Semi-Annual Report

Statement of assets and liabilities (unaudited)

June 30, 2009

ASSETS:
Investments, at value (Cost — $455,374,845)	$425,389,874
Cash	597
Receivable for Fund shares sold	968,762
Dividends and interest receivable	596,553
Receivable for securities sold	320,063
Prepaid expenses	36,738
Total Assets	427,312,587
LIABILITIES:
Payable for Fund shares repurchased	1,422,000
Investment management fee payable	258,485
Distribution fees payable	185,171
Transfer agent fees payable	153,408
Trustees’ fees payable	20,208
Accrued expenses	145,104
Total Liabilities	2,184,376
TOTAL NET ASSETS	$425,128,211
NET ASSETS:
Par value (Note 7)	$260
Paid-in capital in excess of par value	682,327,024
Undistributed net investment income	406,850
Accumulated net realized loss on investments, written options and foreign currency transactions	(227,631,998)
Net unrealized depreciation on investments and foreign currencies	(29,973,925)
TOTAL NET ASSETS	$425,128,211
Shares Outstanding:
Class A	10,513,017
Class B	3,494,092
Class C	8,095,070
Class I	3,850,677
Net Asset Value:
Class A (and redemption price)	$17.07
Class B*	$15.23
Class C*	$15.31
Class I (and redemption price)	$17.80
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$18.11

*	Redemption price per share is NAV of Class B and C shares reduced by a 5.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

Legg Mason Partners Capital Fund 2009 Semi-Annual Report	7

Statement of operations (unaudited)

For the Six Months Ended June 30, 2009

INVESTMENT INCOME:
Dividends	$3,459,999
Interest	23,856
Less: Foreign taxes withheld	(75,596)
Total Investment Income	3,408,259
EXPENSES:
Investment management fee (Note 2)	1,452,459
Distribution fees (Notes 2 and 5)	1,046,916
Transfer agent fees (Note 5)	292,410
Registration fees	59,694
Shareholder reports (Note 5)	55,103
Legal fees	22,910
Trustees’ fees	20,957
Audit and tax	19,000
Custody fees	11,128
Insurance	4,981
Miscellaneous expenses	5,929
Total Expenses	2,991,487
NET INVESTMENT INCOME	416,772
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, WRITTEN OPTIONS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1, 3 AND 4):
Net Realized Gain (Loss) From:
Investment transactions	(53,194,116)
Written options	117,407
Foreign currency transactions	21,711
Net Realized Loss	(53,054,998)
Change in Net Unrealized Appreciation/Depreciation From:
Investments	125,157,269
Foreign currencies	11,042
Change in Net Unrealized Appreciation/Depreciation	125,168,311
NET GAIN ON INVESTMENTS, WRITTEN OPTIONS AND FOREIGN CURRENCY TRANSACTIONS	72,113,313
INCREASE IN NET ASSETS FROM OPERATIONS	$72,530,085

See Notes to Financial Statements.

8	Legg Mason Partners Capital Fund 2009 Semi-Annual Report

Statements of changes in net assets

FOR THE SIX MONTHS ENDED JUNE 30, 2009 (unaudited) AND THE YEAR ENDED DECEMBER 31, 2008	2009	2008
OPERATIONS:
Net investment income	$416,772	$230,721
Net realized loss	(53,054,998)	(148,776,901)
Change in net unrealized appreciation/depreciation	125,168,311	(179,149,099)
Increase (Decrease) in Net Assets From Operations	72,530,085	(327,695,279)
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 6):
Net investment income	(149,808)	—
Net realized gains	—	(12,886,866)
Decrease in Net Assets From Distributions to Shareholders	(149,808)	(12,886,866)
FUND SHARE TRANSACTIONS (NOTE 7):
Net proceeds from sale of shares	22,293,285	67,024,387
Reinvestment of distributions	134,736	11,052,458
Cost of shares repurchased	(63,821,147)	(316,577,838)
Net assets of shares issued in connection with merger (Note 8)	—	75,911,449
Decrease in Net Assets From Fund Share Transactions	(41,393,126)	(162,589,544)
INCREASE (DECREASE) IN NET ASSETS	30,987,151	(503,171,689)
NET ASSETS:
Beginning of period	394,141,060	897,312,749
End of period*	$425,128,211	$394,141,060
* Includes undistributed net investment income of:	$406,850	$139,886

See Notes to Financial Statements.

Legg Mason Partners Capital Fund 2009 Semi-Annual Report	9

Financial highlights

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31, UNLESS OTHERWISE NOTED:
CLASS A SHARES[1]	2009[2]	2008	2007	2006[3]	2005[3]	2004[3]
NET ASSET VALUE, BEGINNING OF PERIOD	$14.16	$24.87	$29.89	$29.50	$30.42	$27.04
INCOME (LOSS) FROM OPERATIONS:
Net investment income (loss)	0.03	0.07	0.11	0.07	0.03	(0.02)
Net realized and unrealized gain (loss)	2.88	(10.36)	0.22	2.90	2.26	3.87
Total income (loss) from operations	2.91	(10.29)	0.33	2.97	2.29	3.85
LESS DISTRIBUTIONS FROM:
Net investment income	—	—	(0.02)	—	—	—
Net realized gains	—	(0.42)	(5.33)	(2.58)	(3.21)	(0.47)
Total distributions	—	(0.42)	(5.35)	(2.58)	(3.21)	(0.47)
NET ASSET VALUE, END OF PERIOD	$17.07	$14.16	$24.87	$29.89	$29.50	$30.42
Total return[4]	20.55%	(42.06)%	0.69%	10.63%	7.52%	14.24%
NET ASSETS, END OF PERIOD (000s)	$179,448	$148,374	$293,510	$351,107	$353,098	$351,092
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	1.30%[5]	1.09%[6]	0.99%	0.99%[6]	1.11%	1.02%
Net expenses	1.30 [5]	1.09 [6]	0.99	0.99 [6,7]	1.11	1.02
Net investment income (loss)	0.46 [5]	0.35	0.36	0.23	0.09	(0.07)
PORTFOLIO TURNOVER RATE	27%	64%	49%	193%	265%	131%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended June 30, 2009 (unaudited).

[3]	Represents a share of capital stock outstanding prior to April 16, 2007.

[4]

Performance figures, exclusive of sales charges, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 1.08% for the year ended December 31, 2008 and 0.97% and 0.96%, respectively for the year ended December 31, 2006.

[7]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

10	Legg Mason Partners Capital Fund 2009 Semi-Annual Report

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31, UNLESS OTHERWISE NOTED:
CLASS B SHARES[1]	2009[2]	2008	2007	2006[3]	2005[3]	2004[3]
NET ASSET VALUE, BEGINNING OF PERIOD	$12.68	$22.49	$27.68	$27.72	$29.01	$26.02
INCOME (LOSS) FROM OPERATIONS:
Net investment loss	(0.02)	(0.08)	(0.09)	(0.16)	(0.22)	(0.24)
Net realized and unrealized gain (loss)	2.57	(9.31)	0.23	2.70	2.14	3.70
Total income (loss) from operations	2.55	(9.39)	0.14	2.54	1.92	3.46
LESS DISTRIBUTIONS FROM:
Net realized gains	—	(0.42)	(5.33)	(2.58)	(3.21)	(0.47)
Total distributions	—	(0.42)	(5.33)	(2.58)	(3.21)	(0.47)
NET ASSET VALUE, END OF PERIOD	$15.23	$12.68	$22.49	$27.68	$27.72	$29.01
Total return[4]	20.11%	(42.52)%	0.05%	9.75%	6.59%	13.30%
NET ASSETS, END OF PERIOD (000s)	$53,212	$68,012	$196,214	$311,161	$397,242	$415,006
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	2.08%[5]	1.82%[6]	1.65%	1.80%[6]	1.97%	1.85%
Net expenses	2.08 [5]	1.82 [6]	1.65	1.80 [6,7]	1.97	1.85
Net investment loss	(0.31)[5]	(0.42)	(0.33)	(0.58)	(0.77)	(0.90)
PORTFOLIO TURNOVER RATE	27%	64%	49%	193%	265%	131%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended June 30, 2009 (unaudited).

[3]	Represents a share of capital stock outstanding prior to April 16, 2007.

[4]

Performance figures, exclusive of CDSC, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 1.81% for the year ended December 31, 2008 and 1.78% and 1.77%, respectively, for the year ended December 31, 2006.

[7]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Partners Capital Fund 2009 Semi-Annual Report	11

Financial highlights continued

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31, UNLESS OTHERWISE NOTED:
CLASS C SHARES[1]	2009[2]	2008	2007	2006[3]	2005[3]	2004[3]
NET ASSET VALUE, BEGINNING OF PERIOD	$12.74	$22.57	$27.76	$27.80	$29.07	$26.07
INCOME (LOSS) FROM OPERATIONS:
Net investment loss	(0.01)	(0.06)	(0.09)	(0.16)	(0.22)	(0.24)
Net realized and unrealized gain (loss)	2.58	(9.35)	0.23	2.70	2.16	3.71
Total income (loss) from operations	2.57	(9.41)	0.14	2.54	1.94	3.47
LESS DISTRIBUTIONS FROM:
Net realized gains	—	(0.42)	(5.33)	(2.58)	(3.21)	(0.47)
Total distributions	—	(0.42)	(5.33)	(2.58)	(3.21)	(0.47)
NET ASSET VALUE, END OF PERIOD	$15.31	$12.74	$22.57	$27.76	$27.80	$29.07
Total return[4]	20.17%	(42.46)%	0.05%	9.72%	6.65%	13.31%
NET ASSETS, END OF PERIOD (000s)	$123,911	$117,877	$288,955	$407,661	$504,642	$492,644
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	1.98%[5]	1.76%[6]	1.66%	1.79%[6]	1.94%	1.83%
Net expenses	1.98 [5]	1.76 [6]	1.66	1.78 [6,7]	1.94	1.83
Net investment loss	(0.21)[5]	(0.34)	(0.33)	(0.57)	(0.74)	(0.88)
PORTFOLIO TURNOVER RATE	27%	64%	49%	193%	265%	131%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended June 30, 2009 (unaudited).

[3]	Represents a share of capital stock outstanding prior to April 16, 2007.

[4]

Performance figures, exclusive of CDSC, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 1.75% for the year ended December 31, 2008 and 1.77% and 1.76%, respectively, for the year ended December 31, 2006.

[7]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

12	Legg Mason Partners Capital Fund 2009 Semi-Annual Report

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31, UNLESS OTHERWISE NOTED:
CLASS I SHARES[1,2]	2009[3]	2008	2007	2006[4]	2005[4]	2004[4]
NET ASSET VALUE, BEGINNING OF PERIOD	$14.77	$25.83	$30.81	$30.25	$30.98	$27.42
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.07	0.15	0.18	0.18	0.17	0.09
Net realized and unrealized gain (loss)	3.00	(10.79)	0.27	2.96	2.31	3.94
Total income (loss) from operations	3.07	(10.64)	0.45	3.14	2.48	4.03
LESS DISTRIBUTIONS FROM:
Net investment income	(0.04)	—	(0.10)	—	—	—
Net realized gains	—	(0.42)	(5.33)	(2.58)	(3.21)	(0.47)
Total distributions	(0.04)	(0.42)	(5.43)	(2.58)	(3.21)	(0.47)
NET ASSET VALUE, END OF PERIOD	$17.80	$14.77	$25.83	$30.81	$30.25	$30.98
Total return[5]	20.77%	(41.85)%	1.07%	10.93%	8.01%	14.70%
NET ASSETS, END OF PERIOD (000s)	$68,557	$59,878	$118,634	$403,266	$406,387	$344,239
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	0.89%[6]	0.74%[7]	0.61%	0.63%[7]	0.67%	0.64%
Net expenses	0.89 [6]	0.74 [7]	0.61	0.62 [7,8]	0.67	0.64
Net investment income	0.88 [6]	0.70	0.57	0.59	0.54	0.33
PORTFOLIO TURNOVER RATE	27%	64%	49%	193%	265%	131%

[1]

Class Y shares were renamed as Class I shares on November 20, 2006. The Class I shares were converted into Class O shares and redesignated as Class I shares on December 1, 2006. The former Class I shares were terminated. The inception date and performance history of the former Class O shares have been maintained.

[2]	Per share amounts have been calculated using the average shares method.

[3]	For the six months ended June 30, 2009 (unaudited).

[4]	Represents a share of capital stock outstanding prior to April 16, 2007.

[5]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Annualized.

[7]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 0.73% for the year ended December 31, 2008 and 0.60% for the year ended December 31, 2006.

[8]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Partners Capital Fund 2009 Semi-Annual Report	13

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Legg Mason Partners Capital Fund (the “Fund”) is a separate non-diversified investment series of the Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland business trust, is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through August 24, 2009, the issuance date of the financial statements.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these securities at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees. Fair valuing of securities may also be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depositary Receipts (ADRs). Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund adopted Statement of Financial Accounting Standards No. 157 (“FAS 157”). FAS 157 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

14	Legg Mason Partners Capital Fund 2009 Semi-Annual Report

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)		TOTAL
Long-term investments:
Common stocks:
Consumer discretionary	$31,756,350	$22,485,009	—		$54,241,359
Consumer staples	8,431,500	—	$0	*	8,431,500
Energy	53,584,900	—	—		53,584,900
Financials	63,522,993	—	—		63,522,993
Health care	48,358,500	13,196,729	—		61,555,229
Industrials	61,108,095	—	—		61,108,095
Information technology	90,415,298	—	—		90,415,298
Convertible bonds & notes	—	10,862,500	—		10,862,500
Total long-term investments	357,177,636	46,544,238	0	*	403,721,874
Short-term investments†	—	21,668,000	—		21,668,000
Total	$357,177,636	$68,212,238	$0	*	$425,389,874

*	Amount represents less than $1.

†	See Schedule of Investments for additional detailed categorizations.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	COMMON STOCKS
INVESTMENT IN SECURITIES	CONSUMER STAPLES
Balance as of December 31, 2008	$0	*
Accrued premiums/discounts	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	—
Net purchases (sales)	—
Transfers in and/or out of Level 3	—
Balance as of June 30, 2009	$0	*
Net unrealized appreciation (depreciation) for investments in securities still held at the reporting date	$(1,222,793)

*	Amount represents less than $1.

(b) Repurchase agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession

Legg Mason Partners Capital Fund 2009 Semi-Annual Report	15

Notes to financial statements (unaudited) continued

of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market daily to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the Fund realizes a gain from investments equal to the amount of the premium received. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is treated as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing a call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

16	Legg Mason Partners Capital Fund 2009 Semi-Annual Report

(e) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(f) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each share class. Fees relating to a specific class are charged directly to that share class.

(h) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of June 30, 2009, no

Legg Mason Partners Capital Fund 2009 Semi-Annual Report	17

Notes to financial statements (unaudited) continued

provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(i) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and ClearBridge Advisors, LLC (“ClearBridge”) is the Fund’s subadviser. LMPFA and ClearBridge are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $100 million	1.000%
Next $100 million	0.750
Next $200 million	0.625
Over $400 million	0.500

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for the management of cash and short-term instruments. For its services, LMPFA pays ClearBridge 70% of the net management fee it receives from the Fund.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase payment and declines by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This

18	Legg Mason Partners Capital Fund 2009 Semi-Annual Report

CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended June 30, 2009, LMIS and its affiliates received sales charges of approximately $4,000 on sales of the Fund’s Class A shares. In addition, for the six months ended June 30, 2009, CDSCs paid to LMIS and its affiliates were approximately:

	CLASS A		CLASS B	CLASS C
CDSCs	$0	*	$46,000	$4,000

*	Amount represents less than $1,000.

Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the six months ended June 30, 2009, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$99,390,165
Sales	145,924,995

At June 30, 2009, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$37,153,272
Gross unrealized depreciation	(67,138,243)
Net unrealized depreciation	$(29,984,971)

During the six months ended June 30, 2009, written option transactions for the Fund were as follows:

	NUMBER OF CONTRACTS	PREMIUMS RECEIVED
Written options, outstanding December 31, 2008	—	—
Options written	910	$152,551
Options closed	(910)	(152,551)
Options expired	—
Written options, outstanding June 30, 2009	—	—

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities,” requires enhanced disclosure about an entity’s derivative and hedging activities.

Legg Mason Partners Capital Fund 2009 Semi-Annual Report	19

Notes to financial statements (unaudited) continued

At June 30, 2009, the Fund did not hold any derivative instruments.

The following table provides information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended June 30, 2009. The table provides additional detail about the amounts and sources of gains/(losses) realized on derivatives during the period. At December 31, 2008, the prior period end date, the Fund did not hold any derivative instruments.

AMOUNT OF REALIZED GAIN OR (LOSS) ON DERIVATIVES RECOGNIZED
	EQUITY CONTRACTS RISK	OTHER CONTRACTS RISK	TOTAL
Written Options	$117,407	—	$117,407

5. Class specific expenses, waivers and/or reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a service fee with respect to its Class B and C shares calculated at the annual rate of 0.75% of the average daily net assets of each respective class. Distribution fees are accrued daily and paid monthly.

For the six months ended June 30, 2009, class specific expenses were as follows:

	DISTRIBUTION FEES	TRANSFER AGENT FEES	SHAREHOLDER REPORTS EXPENSES
Class A	$194,633	$154,475	$17,984
Class B	281,682	56,435	14,901
Class C	570,601	65,295	20,230
Class I	—	16,205	1,988
Total	$1,046,916	$292,410	$55,103

6. Distributions to shareholders by class

	SIX MONTHS ENDED JUNE 30, 2009	YEAR ENDED DECEMBER 31, 2008
Net Investment Income:
Class I	$149,808	—
Total	$149,808	—
Net Realized Gains:
Class A	—	$4,263,348
Class B	—	2,565,374
Class C	—	4,255,267
Class I	—	1,802,877
Total	—	$12,886,866

20	Legg Mason Partners Capital Fund 2009 Semi-Annual Report

7. Shares of beneficial interest

At June 30, 2009, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	SIX MONTHS ENDED JUNE 30, 2009		YEAR ENDED DECEMBER 31, 2008
	SHARES	AMOUNT	SHARES	AMOUNT
Class A
Shares sold	1,402,588	$20,375,420	2,760,654	$58,988,209
Shares issued on reinvestment	—	—	154,152	3,665,749
Shares repurchased	(1,371,269)	(19,780,426)	(5,513,454)	(114,331,506)
Shares issued with merger	—	—	1,279,563	28,086,652
Net increase (decrease)	31,319	$594,994	(1,319,085)	$(23,590,896)
Class B
Shares sold	41,689	$579,415	87,201	$1,635,381
Shares issued on reinvestment	—	—	103,438	2,211,534
Shares repurchased	(1,912,204)	(24,628,470)	(4,887,789)	(93,836,883)
Shares issued with merger	—	—	1,335,989	26,353,388
Net decrease	(1,870,515)	$(24,049,055)	(3,361,161)	$(63,636,580)
Class C
Shares sold	49,574	$$661,845	182,103	$3,372,348
Shares issued on reinvestment	—	—	164,877	3,539,905
Shares repurchased	(1,209,238)	(15,549,794)	(4,977,724)	(93,379,859)
Shares issued with merger	—	—	1,083,905	21,471,409
Net decrease	(1,159,664)	$(14,887,949)	(3,546,839)	$(64,996,197)
Class I
Shares sold	41,239	$676,605	126,045	$3,028,449
Shares issued on reinvestment	7,428	134,736	66,072	1,635,270
Shares repurchased	(253,091)	(3,862,457)	(729,149)	(15,029,590)
Net decrease	(204,424)	$(3,051,116)	(537,032)	$(10,365,871)

Legg Mason Partners Capital Fund 2009 Semi-Annual Report	21

Notes to financial statements (unaudited) continued

8. Transfer of net assets

On July 18, 2008, the Fund acquired the assets and certain liabilities of the Legg Mason Partners Classic Values Fund (the “Acquired Fund”), pursuant to a plan of reorganization approved by the Acquired Fund shareholders. Total shares issued by the Fund and the total net assets of the Acquired Fund and the Fund on the date of the transfer were as follows:

ACQUIRED FUND	SHARES ISSUED BY THE FUND	TOTAL NET ASSETS OF THE ACQUIRED FUND
Legg Mason Partners Classic Values Fund	3,669,457	$75,911,449

The total net assets of the Fund on the date of the transfer were $643,585,899.

As part of the reorganization, for each share they held, shareholders of Legg Mason Partners Classic Values Fund Class A, Class B and Class C received 0.469677, 0.493841 and 0.492367 shares of the Fund’s Class A, Class B and Class C shares, respectively.

The total net assets of the Acquired Fund before acquisition included unrealized depreciation of $297,299, accumulated net realized loss of $25,605,712 and undistributed net investment income of $6,794. Total net assets of the Fund immediately after the transfer were $719,497,348. The transaction was structured to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.

9. Capital loss carryforward

As of December 31, 2008, the Fund had a net capital loss carryforward of approximately $159,619,924, of which $25,603,316 expires in 2015 and $134,016,608 expires in 2016. These amounts will be available to offset any future taxable capital gains. However, $25,603,316 of this amount is subject to an annual limitation of $3,575,429 as a result of the reorganization described in Note 8.

10. Legal matters

Beginning in May 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc. (“CGM”), a former distributor of the Fund, and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including Smith Barney Fund Management LLC (“SBFM”) and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive

22	Legg Mason Partners Capital Fund 2009 Semi-Annual Report

brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to repeal as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals. The appeal was fully briefed and oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 5, 2009. The parties currently are awaiting a decision from the U.S. Court of Appeals for the Second Circuit.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

*  *  *

Legg Mason Partners Capital Fund 2009 Semi-Annual Report	23

Notes to financial statements (unaudited) continued

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as previously described. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses. The five actions were subsequently consolidated, and a consolidated complaint was filed.

On September 26, 2007, the United States District Court for the Southern District of New York issued an order dismissing the consolidated complaint, and judgment was later entered. An appeal was filed with the U.S. Court of Appeals for the Second Circuit. After full briefing, oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 4, 2009. The parties currently are awaiting a decision from the U.S. Court of Appeals for the Second Circuit.

11. Subsequent event

At the August 2009 meeting, the Board of Trustees approved changing the Fund’s fiscal year end from December 31st to October 31st. This change will result in a “stub period” annual report being produced for the ten-month period ending October 31, 2009.

24	Legg Mason Partners Capital Fund 2009 Semi-Annual Report

Legg Mason Partners Capital Fund

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Robert M. Frayn, Jr.

R. Jay Gerken, CFA
Chairman

Frank G. Hubbard

Howard J. Johnson

David E. Maryatt

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

ClearBridge Advisors, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Co-transfer agent

Boston Financial Data Services, Inc.

2 Heritage Drive

Quincy, Massachusetts 02171

PNC Global Investment Servicing

4400 Computer Drive

Westborough,

Massachusetts 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, New York 10154

Legg Mason Partners Capital Fund

The Fund is a separate investment series of Legg Mason Partners Equity Trust, a Maryland business trust.

LEGG MASON PARTNERS CAPITAL FUND

Legg Mason Funds

55 Water Street

New York, New York 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and coped at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Partners Capital Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2009 Legg Mason Investors Services, LLC

Member FINRA, SIPC

BUILT TO WINSM

At Legg Mason, we’ve assembled a collection of experienced investment management firms and empowered each of them with the tools, the resources and, most importantly, the independence to pursue the strategies they know best.

•	Each was purposefully chosen for their commitment to investment excellence.

•	Each is focused on specific investment styles and asset classes.

•	Each exhibits thought leadership in their chosen area of focus.

Together, we’ve built a powerful portfolio of solutions for financial advisors and their clients. And it has made us a world leader in money management.*

*	Ranked eleventh-largest money manager in the world, according to Pensions & Investments, May 18, 2009, based on 12/31/08 worldwide assets under management.

www.leggmason.com/individualinvestors

©2009 Legg Mason Investor Services, LLC Member FINRA, SIPC

FDXX011196 8/09 SR09-869

NOT PART OF THE SEMI-ANNUAL REPORT

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Equity Trust

Date: September 1, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of Legg Mason Partners Equity Trust

Date: September 1, 2009

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer of
Legg Mason Partners Equity Trust

Date: September 1, 2009